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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Cupertino Electric, Inc.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                              94-1403967
------------------------------------                      ----------------------
(State of Incorporation or Organization)                  (I.R.S. Employer
                                                          Identification Number)

1132 North Seventh Street
San Jose, California                                              95112
--------------------------------------------              ----------------------
(Address of Principal Executive Offices)                        (Zip Code)



 If this Form relates to the registration of a class of securities pursuant to
     Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

 If this Form related to the registration of a class of securities pursuant to
     Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

 Securities Act Registration Statement file number to which this form relates:
                                   333-52538

     Securities to be registered pursuant to Section 12(b) of the Act: None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.00004 par value
                        --------------------------------
                                (Title of Class)


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Item 1. Description of Registrant's Securities to be Registered.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-52538), as such registration statement may be subsequently amended (the "Registration Statement"), which Registration Statement was originally filed on December 22, 2000, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is incorporated herein by reference.

Item 2. Exhibits.

     The following exhibits are filed herewith, incorporated herein by reference, or will be filed herewith by amendment, each as indicated below:

Exhibit
Number         Exhibit Title or Description
3.01           Registrant's Amended and Restated Certificate of Incorporation
               (incorporated herein by reference to Exhibit 3.01 to the
               Registration Statement).

3.02 Form of Second Amended and Restated Certificate of Incorporation to be effective upon the completion of the offering made pursuant to the Registration Statement.*

3.03           Registrant's Bylaws (incorporated herein by reference to Exhibit
               3.03 to the Registration Statement).

3.04 Form of First Amended and Restated Bylaws to be effective upon the completion of the offering made pursuant to the Registration
               Statement.*

4.01           Form of Specimen Certificate for our Common Stock.*

4.02 Investor Rights Agreement dated as of June 21, 2000 (incorporated herein by reference to Exhibit 4.02 to the Registration
               Statement).

4.03           Warrant No. 1 dated June 21, 2000 issued to BancAmerica Capital
               Investors SBIC I, L.P. (incorporated by reference to Exhibit 4.03 to the Registration Statement).

4.04           Warrant No. 2 dated June 21, 2000 issued to TA Subordinated Debt
               Fund, L.P. (incorporated by reference to Exhibit 4.04 to the Registration Statement).

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
Exhibit
Number         Exhibit Title or Description

4.05           Warrant No. 3 dated June 21, 2000 issued to TA Investors LLC.
               (incorporated by reference to Exhibit 4.05 to the Registration
               Statement).

10.10          Senior Subordinated Note, Warrant and Common Stock Purchase
               Agreement dated June 21, 2000 by and among BancAmerica Capital
               Investors SBIC I, L.P., certain shareholders and Registrant
               (incorporated herein by reference to Exhibit 10.10 to the Registration Statement)

99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.

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* To be filed by amendment.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  December 22, 2000           Cupertino Electric, Inc.


                                    By: /s/ James S. Ryley
                                        ------------------
                                        James S. Ryley
                                        Chief Executive Officer and President


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                                Index to Exhibits

Exhibit        Exhibit Title or Description
3.01           Registrant's Amended and Restated Certificate of Incorporation
               (incorporated herein by reference to Exhibit 3.01 to the
               Registration Statement).

3.03           Registrant's Bylaws (incorporated herein by reference to Exhibit
               3.03 to the Registration Statement).

4.02 Investor Rights Agreement dated as of June 21, 2000 (incorporated herein by reference to Exhibit 4.02 to the Registration
               Statement).

4.03           Warrant No. 1 dated June 21, 2000 issued to BancAmerica Capital
               Investors SBIC I, L.P. (incorporated by reference to Exhibit 4.03 to the Registration Statement).

4.04           Warrant No. 2 dated June 21, 2000 issued to TA Subordinated Debt
               Fund, L.P. (incorporated by reference to Exhibit 4.04 to the Registration Statement).

4.05           Warrant No. 3 dated June 21, 2000 issued to TA Investors LLC.
               (incorporated by reference to Exhibit 4.05 to the Registration
               Statement).

10.10          Senior Subordinated Note, Warrant and Common Stock Purchase
               Agreement dated June 21, 2000 by and among BancAmerica Capital
               Investors SBIC I, L.P., certain shareholders and Registrant
               (incorporated herein by reference to Exhibit 10.10 to the Registration Statement)

99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.